SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 19, 2019

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1001, Building T5,

DaZu Square, Daxing District,

Beijing, People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-87227366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TYHT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 1.01	Entry Into a Material Definitive Agreement

On July 19, 2019, Shineco, Inc., a Delaware corporation (the “Company”), entered into a strategic cooperation agreement (the “Agreement”) with Heilongjiang Harbin Beima Technology Development Co., Ltd.(“HBTD”) for industrial hemp related research, production, and sales including cosmeceuticals, pharmaceuticals, health care products, etc. Pursuant to the Agreement the Company and HBTD will cooperate for 3 years and each will provide R&D, production and sales of industrial hemp related products. HBTD is fully responsible for the R&D, the labor and marketing cost and the production and market expansion of the cooperation products under the Agreement. During the first year of the Agreement, all income will be distributed to HBTD. In the 2nd year of the Agreement, the Company and HBTD will receive 15% and 85% of the income, respectively. In the 3rd year of the Agreement, the Company and HBTD will receive 20% and 80% of the income, respectively.

The foregoing description of the Agreement is qualified in its entirety by reference to the complete text of such agreement which will be filed as an exhibit to a Form 10-Q of the Company, as required.

ITEM 8.01	Other Events

On November 21, 2017, the Company, filed with the SEC a registration statement on Form S-3 (File No. 333-221711) which was declared effective on December 19, 2017 (the “Shelf Registration Statement”). The Shelf Registration Statement utilizes a shelf registration process under which the Company may, from time to time, sell up to $25,000,000 in the aggregate of common stock and other types of securities as specified in the Shelf Registration Statement. The Company filed a prospectus supplement to the Shelf Registration Statement on September 27, 2018, as amended on January 2, 2019 (the “Pro Supp”), to cover the offering of up to 4,046,814 shares of common stock (the “Offering”) pursuant to which the Company sold 1,637,700 shares of common stock on September 28, 2018. Effective July 23, 2019, the Company has terminated the Offering.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

99.1	Press Release dated July 25, 2019

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHINECO, INC.
By:	/s/ Yuing Zhang
Name:	Yuing Zhang
Its:	Chief Executive Officer

Dated: July 25, 2018

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